(ICON)
Prudential
Global
Limited
Maturity
Fund, Inc.

(Formerly Prudential Short-Term
Global Income Fund, Inc.)

Global Assets Portfolio
ANNUAL
REPORT
Oct. 31, 1995
(LOGO)

Prudential Global Limited Maturity Fund, Inc.
Global Assets Portfolio

Performance At A Glance.
World bond markets were buoyed by steady, non-inflationary economic growth and a move by the world's major central banks to actively support the U.S. dollar. In this climate, the Prudential Global Limited Maturity Fund: Global Assets Portfolio performed in line with similar mutual funds measured by Lipper Analytical Services for the year ended October 31, 1995.

Cumulative Total Returns1                                       As of 10/31/95

                                    One                          Since
                                    Year                       Inception2
                       Class A      3.1%                         16.1%

Lipper ST World Fund Avg3           3.2                           N/A

Average Annual Total Returns1                                    As of 9/30/95

                                      One                        Since
                                      Year                     Inception2
                       Class A        2.1%                         3.0%

Past performance is not indicative of future results. Total return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account sales charges. The Fund charges a maximum front-end sales load of 0.99% for Class A shares.

2Inception date: 2/15/91 for Class A.

3This is the Short World Multi-Market Income Fund average of 44 funds for one year and 30 funds since inception for the period ending 10/31/95 as measured by Lipper Analytical Services.

How Investments Compared.
(As of 10/31/95)
(CHART)

Source: Lipper Analytical Services. Financial markets change so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've added 20-year average annual returns to show that some of 1995's returns (so far) are higher than normal. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors receive higher historical total returns from stocks than from most other investments.

Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns are historically lower than those of stock funds.

Global Stock Funds will fluctuate more than domestic stock funds, since they invest at least 25% of their portfolios outside the United States. They are subject to risks of currency fluctuation, and social, political and economic change. They are designed for investors who can tolerate additional risks in hopes of higher rewards.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but their returns are generally among the lowest of the major investment categories.

Gabriel Irwin and Simon Wells, Fund Managers

Portfolio
Manager's Report

The Prudential Global Limited Maturity Fund: Global Assets Portfolio invests in high-quality, short-term debt securities, such as government obligations, certificates of deposit and commercial paper, each maturing in not more than one year. The securities are denominated in U.S. dollars or a range of foreign currencies. The Portfolio is non-diversified, meaning that it carries greater risk than investments held in a diversified portfolio.

Strategy Session.
We have restructured the Portfolio over the last six months to take advantage of the modestly bullish outlook for global bond yields. We increased its duration to 157 days from 69 days. This allowed us to take advantage of significantly higher yields in some countries, like Ireland.

We sold U.S., New Zealand and Canadian holdings and used the proceeds to purchase securities with higher yields in Europe. Besides Ireland, we also made purchases in Spain and Italy, Sweden and the United Kingdom. These markets had not performed very well in recent months compared to the North American markets; we believe they will catch up to other markets, offering the possibility of modest capital gains in addition to attractive yields.

As a result of these changes, the portfolio's 30-day SEC yield increased to 6.18% from 4.37% over the year ended October 31, 1995.

As for currencies, we increased the dollar-bloc weighting to 99% from 92% to reduce non-dollar currency risk and to avoid currency losses if the U.S. dollar begins to rise.

Looking Ahead.
The outlook is positive for world bond markets. Inflation remains muted and growth in Western Europe appears to be steady to weak, which is positive for bonds. Short-term interest rates, especially in Europe, are likely to be eased in the coming months to counter these developing signs of weakness in the export sector.

As far as currencies are concerned, we believe that the German mark is somewhat overvalued against the U.S. dollar and that an adjustment will take place. We are therefore modestly bullish on the dollar and have constructed the portfolio accordingly.

Merger Proposed.
Shareholders are being asked to approve a merger of the Portfolio with the Prudential Global Limited Maturity Fund, Inc.: Limited Maturity Portfolio. A special meeting of shareholders has been scheduled for January 12, 1996 to consider this proposal.

President's Letter
(PHOTO)
                                                             December 15, 1995
Dear Shareholder:

For many investors, 1995 was a profitable year -- most stock and bond funds enjoyed healthy returns from the U.S. markets. While climbing returns can tempt even the most skittish investors to start buying again, it is important to remember that the stock and bond markets go down just as they go up. At times like these, remember the importance of working with your Financial Advisor or Registered Representative to help you find investments that are consistent with your risk tolerance and time horizon. Your Financial Advisor or Registered Representative can help you maintain realistic expectations about both the potential performance and risks associated with your investments.

American Dream Savings Account.
The U.S. Congress is now considering one of the most significant and positive pieces of legislation to affect individual investors -- the American Dream Savings Account. This legislation may improve the traditional Individual Retirement Account (IRA) by allowing higher non- working spouse contributions as well as tax-free and penalty-free withdrawals from the account before age
59 1/2, for certain expenses. We will keep our Financial Advisors and Registered Representatives updated on the progress of this legislation, so call him or her to learn how you may benefit.

Shareholder Legislative Action Program.
From time to time we've be informing you about significant legislation before Congress, such as the American Dream Savings Account, that may potentially impact mutual fund investors. We want to make it easier for you to share your views with your Congressional member. So, beginning in 1996, your shareholder reports will contain postage-paid message cards that you simply drop in the mail if you want to let your senator or representative know how you feel about pending legislation.

Fund Profiles.
Over the past year, we've worked to make your shareholder reports more interesting, informative and easy to read. This year, we'll be turning our attention to "fund profiles." Some mutual fund companies now offer one to shareholders along with a full prospectus. The purpose of a fund profile is to provide a very brief, reader-friendly summary of a fund's objective, investments, risks and expenses. Would you like to see fund profiles from us? Please call your Financial Advisor or Registered Representative to share your views.

As always, thank you for your confidence in Prudential Mutual Funds.

Sincerely,

Richard A. Redeker
President
-------------------------------------------------------------------------------

                                               PRUDENTIAL GLOBAL LIMITED
Portfolio of Investments                       MATURITY FUND, INC.
as of October 31, 1995                         GLOBAL ASSETS PORTFOLIO
------------------------------------------------------------
------------------------------------------------------------

Principal
Amount                                          US$ Value
(000)        Description                        (Note 1)
------------------------------------------------------------
Australia--8.9%
A$     3,000 New South Wales Treasury Corp.,
             8.50%, 3/1/96                       $ 2,289,678
------------------------------------------------------------
Canada--11.1%
             Canadian Treasury Bills,*
C$       500 6.42%, 11/2/95                          373,071
        1,000 6.83%, 11/2/95                         746,143
     1,300   Province Of New Brunswick,
             10.25%, 9/25/96                         998,041
     1,000   Province Of Ontario,
             10.25%, 4/4/96                          753,582
                                                 -----------
                                                   2,870,837
------------------------------------------------------------
Ireland--11.3%
IEP      600 Irish Exchequer Treasury Bills,*
             7.125%, 5/24/96                         935,671
     1,200   Irish Gov't. Bonds,
             9.00%, 7/30/96                        1,979,179
                                                 -----------
                                                   2,914,850
------------------------------------------------------------
Italy--5.8%
L   1,500,000 International Bank for
                Reconstruction & Development,*
             10.88%, 4/30/96                         870,083
 1,000,000   Toyota Motor Credit,
             12.375%, 4/18/96                        628,075
                                                 -----------
                                                   1,498,158
------------------------------------------------------------
New Zealand--10.2%
NZ$    4,000 New Zealand Gov't. Bonds,
             8.00%, 11/15/95                       2,636,626
------------------------------------------------------------
Spain--6.4%
Pts   200,000 Kingdom of Spain,
             11.85%, 8/30/96                       1,655,945
Sweden--5.9%
SKr    10,000 Swedish Export Credit,
             10.50%, 9/25/96                     $ 1,518,944
------------------------------------------------------------
United Kingdom--7.7%
BP       500 General Electric Capital Corp.,
             8.25%, 11/18/96                         799,067
       750   Kingdom Of Sweden,
             8.75%, 5/29/96                        1,192,764
                                                 -----------
                                                   1,991,831
------------------------------------------------------------
United States--30.8%
Sovereign Bonds--11.7%
US$    2,000 Council Of Europe,
             6.00%, 6/28/96                        2,003,140
     1,000   OKB,
             8.25%, 7/15/96                        1,017,320
                                                 -----------
                                                   3,020,460
U.S. Government Obligations & Other--19.1%
     1,936   Joint Repurchase Agreement
                Account,
             5.89%, 11/1/95, (Note 5)              1,936,000
     2,000   United States Treasury Bills,*
             5.22%, 11/16/95                       1,995,650
     1,000   United States Treasury Notes,
             6.875%, 10/31/96                      1,012,030
                                                 -----------
                                                   4,943,680
                                                 -----------
                                                   7,964,140
------------------------------------------------------------
Total Investments--98.1%
             (cost $25,181,322; Note 4)           25,341,009
             Other assets in excess of
                liabilities--1.9%                    497,552
                                                 -----------
             Net Assets--100%                    $25,838,561
                                                 -----------
                                                 -----------

---------------
Portfolio securities are classified by country according to the security's currency denomination.
* Percentage quoted represents yield-to-maturity as of purchase date.
--------------------------------------------------------------------------------
-----                                  2      See Notes to Financial Statements.

                                               PRUDENTIAL GLOBAL LIMITED
                                               MATURITY FUND, INC.
Statement of Assets and Liabilities            GLOBAL ASSETS PORTFOLIO
--------------------------------------------------------------------------------

Assets
                               October 31, 1995
Investments, at value (cost
$25,181,322)..................................................................
    $     25,341,009
Foreign currency, at value (cost
$89,594).................................................................
          91,001
Cash.........................................................................
 .............................                   433
Interest
receivable...................................................................
 ....................               490,991
Forward currency contracts - net amount receivable from
counterparties....................................               443,767
Deferred expenses and other
assets........................................................................
               8,137

                                 ----------------
   Total
assets.......................................................................
 ....................            26,375,338

                                 ----------------
Liabilities
Forward currency contracts-net amount payable to
counterparties...........................................               309,848
Accrued
expenses.....................................................................
 .....................                90,637
Payable for Fund shares
reacquired...................................................................
 .....                82,299
Dividends
payable......................................................................
 ...................                30,511
Management fee
payable......................................................................
 ..............                12,300
Distribution fee
payable......................................................................
 ............                11,182

                                 ----------------
   Total
liabilities..................................................................
 ....................               536,777

                                 ----------------
Net
Assets.......................................................................
 .........................      $     25,838,561

                                 ----------------

                                 ----------------
Net assets were comprised of:
   Common stock, at
par..........................................................................
 .........      $         14,565
   Paid-in capital in excess of
par.......................................................................
       41,068,565

                                 ----------------

                                       41,083,130
   Accumulated distribution in excess of net investment
income............................................            (4,605,469)
   Accumulated net realized loss on
investments...........................................................
  (10,935,908)
   Net unrealized appreciation on investments and foreign
currencies......................................               296,808

                                 ----------------
Net assets, October 31,
1995.........................................................................
 .....      $     25,838,561

                                 ----------------

                                 ----------------
Class A:
   Net asset value and redemption price per share
      ($25,838,561 / 14,565,201 shares of common stock issued and
outstanding)............................                 $1.77
   Maximum sales charge (.99% of offering
price)..........................................................
    .02
   Maximum offering price to
public.......................................................................
               $1.79

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       3 -----

PRUDENTIAL GLOBAL LIMITED
MATURITY FUND, INC.
GLOBAL ASSETS PORTFOLIO
Statement of Operations
------------------------------------------------------------

                                                    Year Ended
Net Investment Income                            October 31, 1995
Income
   Interest...................................     $  2,551,701
                                                 ----------------
Expenses
   Management fee.............................          192,091
   Distribution fee--Class A..................          174,628
   Custodian's fees and expenses..............          156,000
   Transfer agent's fees and expenses.........           45,000
   Directors' fees and expenses...............           37,000
   Reports to shareholders....................           36,000
   Registration fees..........................           27,000
   Audit fees and expenses....................           21,000
   Legal fees and expenses....................           20,000
   Amortization of organization expenses......            4,586
   Miscellaneous..............................           13,379
                                                 ----------------
      Total expenses..........................          726,684
                                                 ----------------
Net investment income.........................        1,825,017
                                                 ----------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions
Net realized loss on:
   Investment transactions....................         (352,533)
   Foreign currency transactions..............         (754,088)
   Written option transactions................         (116,184)
                                                 ----------------
                                                     (1,222,805)
                                                 ----------------
Net change in unrealized appreciation/depreciation of:
   Investments................................          418,756
   Foreign currencies.........................          (48,488)
                                                 ----------------
                                                        370,268
                                                 ----------------
Net Increase in Net Assets
Resulting from Operations.....................     $    972,480
                                                 ----------------
                                                 ----------------

PRUDENTIAL GLOBAL LIMITED
MATURITY FUND, INC.
GLOBAL ASSETS PORTFOLIO
Statement of Changes in Net Assets

Increase (Decrease)                      Year Ended October 31,
in Net Assets                           1995                1994
Operations
   Net investment income........    $  1,825,017        $  3,377,861
   Net realized loss on
      investment and foreign
      currency transactions.....      (1,222,805)         (3,538,581)
   Net change in unrealized
      appreciation/depreciation
      of investments and foreign
      currencies................         370,268             540,308
                                  ----------------    ----------------
   Net increase in net assets
      resulting from
      operations................         972,480             379,588
                                  ----------------    ----------------
Contingent deferred sales
   charges collected............              --               8,161
                                  ----------------    ----------------
Dividends and Distributions
   (Note 1)
   Dividends from net investment
      income Class A............        (694,460)                 --
                                  ----------------    ----------------
   Dividends in excess of net
      investment income
      Class A...................              --            (117,091)
      Class B...................              --                (411)
                                  ----------------    ----------------
                                              --            (117,502)
                                  ----------------    ----------------
   Tax return of capital
      distributions
      Class A...................        (942,452)         (3,826,815)
      Class B...................              --             (13,439)
                                  ----------------    ----------------
                                        (942,452)         (3,840,254)
                                  ----------------    ----------------
Fund share transactions (Note 6)
   Proceeds from shares
   subscribed...................       1,641,348           4,822,020
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions.........       1,196,085           2,685,643
   Cost of shares reacquired....     (26,871,820)        (82,912,800)
                                  ----------------    ----------------
   Net decrease in net assets
      from Fund share
      transactions..............     (24,034,387)        (75,405,137)
                                  ----------------    ----------------
Total decrease..................     (24,698,819)        (78,975,144)
Net Assets
Beginning of year...............      50,537,380         129,512,524
                                  ----------------    ----------------
End of year.....................    $ 25,838,561        $ 50,537,380
                                  ----------------    ----------------
                                  ----------------    ----------------

--------------------------------------------------------------------------------
-----                                  4      See Notes to Financial Statements.
                                          PRUDENTIAL GLOBAL LIMITED
                                          MATURITY FUND, INC.
Notes to Financial Statements             GLOBAL ASSETS PORTFOLIO
--------------------------------------------------------------------------------
Prudential Global Limited Maturity Fund, Inc., formerly known as Prudential Short-Term Global Income Fund, Inc. (the ``Fund''), registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company, was incorporated in Maryland on February 21, 1990. The Fund consists of two series, namely: Limited Maturity Portfolio and Global Assets Portfolio. The Global Assets Portfolio (the ``Portfolio'') commenced investment operations on February 15, 1991. The investment objective of the Portfolio is to
seek high current income with minimum risk to principal, by investing primarily in high-quality debt securities in the U.S. and abroad having remaining maturities of not more than one year. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country or industry.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Portfolio in the preparation of its financial statements. Securities Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current exchange rate. Government securities for which quotations are available will be based on prices provided by an independent pricing service or principal market makers. Other portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the average of the quoted bid and asked prices provided by an independent pricing service or by principal market makers. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;
(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of debt securities sold during the year. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains/losses on investment transactions.
Net realized losses on foreign currency transactions represents net foreign exchange gains and losses from sales and maturities of short-term securities and forward currency contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets (excluding investments) and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currencies.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
--------------------------------------------------------------------------------
                                                                         5 -----
                                          PRUDENTIAL GLOBAL LIMITED
                                          MATURITY FUND, INC.
Notes to Financial Statements             GLOBAL ASSETS PORTFOLIO
--------------------------------------------------------------------------------
Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is isolated and is included in net realized gain (loss) from foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on
written options is presented separately as net realized gain (loss) on written option transactions.
The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an
option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis.
Dividends and Distributions: The Fund declares daily and pays dividends from book basis net investment income monthly and makes distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.
Reclassification of Capital Accounts: The Portfolio accounts and reports for distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2; Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase accumulated distributions in excess of net investment income and decrease accumulated net realized loss on investments by $1,123,444. This was primarily the result of net foreign currency losses incurred for the fiscal year ended October 31, 1995. Net investment income, net realized gains and net assets were not affected by this change. Included in accumulated distributions in excess of net investment income as of October 31, 1995 is $4,505,980 of equalization debits.
Federal Income Taxes: For federal income tax purposes, each portfolio in the Fund is treated as a separate taxpaying entity. It is the Portfolio's intent to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Deferred Organization Expenses: Approximately $60,000 of organization and initial registration costs were incurred. These costs have been deferred and are being amortized over the period of benefit not to exceed 60 months from the date the Portfolio commenced investment operations.
--------------------------------------------------------------------------------
-----                                  6
                                          PRUDENTIAL GLOBAL LIMITED
                                          MATURITY FUND, INC.
Notes to Financial Statements             GLOBAL ASSETS PORTFOLIO
--------------------------------------------------------------------------------
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly at an annual rate of .55 of 1% of the average daily net assets of the Portfolio.
The Portfolio has a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Portfolio. The Portfolio compensates PMFD for distributing and servicing the Portfolio's Class A shares, pursuant to a plan of distribution, regardless of expenses actually incurred by PMFD. The distribution fees are accrued daily and payable monthly.
Pursuant to the Class A Plan, the Portfolio compensates PMFD for distribution-related activities at an annual rate of up to .50 of 1% of the average daily net assets of the Class A shares.
PMFD has advised the Portfolio that it has received approximately $1,700 in front-end sales charges resulting from sales of Class A shares during the six months ended October 31, 1995. From these fees, PMFD paid such sales charges to Prudential Securities Incorporated (``PSI'') and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the fiscal year ended October 31, 1995, the Portfolio incurred fees of approximately $40,300 for the services of PMFS. As of October 31, 1995, approximately $2,800 of such fees were due to PMFS for its services. Transfer Agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
The federal income tax basis of the Portfolio's investments at October 31, 1995 was substantially the same as the basis for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $159,687 (gross unrealized appreciation--$295,739; gross unrealized depreciation--$136,052).
For federal income tax purposes, the Portfolio has a capital loss carryforward as of October 31, 1995 of approximately $10,936,000 of which $4,584,000 expires in 2000, $6,253,000 expires in 2001 and $99,000 expires in 2003. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.
Transactions in options written during the fiscal year ended October 31, 1995 were as follows:

                                                  Number of
                                                  Contracts      Premiums
                                                    (000)        Received
                                                  ----------     --------
Options outstanding at October 31, 1994.......            --          --
Options written...............................     1,149,145     $44,248
Options terminated in closing purchase
 transactions.................................    (1,149,145)    (44,248)
                                                  ----------     --------
Options outstanding at October 31, 1995.......            --          --
                                                  ----------     --------
                                                  ----------     --------

At October 31, 1995, the Portfolio had outstanding forward currency contracts, both to purchase and sell foreign currencies, as follows:

                                     Value at
Foreign Currency                  Settlement Date     Current      Appreciation
Purchase Contracts                    Payable          Value      (Depreciation)
--------------------------------  ---------------   -----------   --------------
British Pounds,
 expiring 11/27/95..............    $ 1,672,947     $ 1,669,852      $ (3,095)
Deutschemarks,
 expiring 11/1-11/27/95.........      2,000,000       2,038,176        38,176
Spanish Pesetas,
 expiring 11/2/95...............      3,359,600       3,621,448       261,848
                                  ---------------   -----------       -------
                                    $ 7,032,547     $ 7,329,476      $296,929
                                  ---------------   -----------       -------
                                  ---------------   -----------       -------

--------------------------------------------------------------------------------
                                                                         7 -----

                                          PRUDENTIAL GLOBAL LIMITED
                                          MATURITY FUND, INC.
Notes to Financial Statements             GLOBAL ASSETS PORTFOLIO
--------------------------------------------------------------------------------

                                     Value at
Foreign Currency                  Settlement Date     Current      Appreciation
Sale Contracts                      Receivable         Value      (Depreciation)
--------------------------------  ---------------   -----------   --------------
British Pounds,
 expiring 11/27/95..............    $ 2,346,098     $ 2,335,835     $   10,263
Canadian Dollars,
 expiring 11/2/95...............      1,139,867       1,168,973        (29,106)
Deutschemarks,
 expiring 11/1-11/27/95.........      1,791,115       1,742,330         48,785
French Francs,
 expiring 9/16/96...............        550,000         575,151        (25,151)
Irish Punts,
 expiring 11/27/95..............      2,128,612       2,114,523         14,089
Netherlands Guilders,
 expiring 11/27/95..............      1,609,721       1,578,123         31,598
Spanish Pesetas,
 expiring 11/1-11/27/95.........      5,051,786       5,264,776       (212,990)
Swedish Krona,
 expiring 11/27/95..............      1,051,764       1,052,262           (498)
                                  ---------------   -----------   --------------
                                    $15,668,963     $15,831,973     $ (163,010)
                                  ---------------   -----------   --------------
                                  ---------------   -----------   --------------

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Portfolio, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. At October 31, 1995, the Fund had a 0.21% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $1,936,000 in
principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:
Goldman, Sachs & Co., 5.88%, in the principal amount of $273,000,000, repurchase price $273,044,590, due 11/1/95. The value of the collateral including accrued interest is $278,460,050.
CS First Boston Corp., 5.90%, in the principal amount of $273,000,000, repurchase price $273,044,742, due 11/1/95. The value of the collateral including accrued interest is $278,529,780.
Smith, Barney, Shearson Inc., 5.93%, in the principal amount of $114,753,000, repurchase price $114,771,902, due 11/1/95. The value of the collateral including accrued interest is $117,048,982.
Bear, Stearns & Co., Inc., 5.875%, in the principal amount of $273,000,000, repurchase price $273,044,552, due 11/1/95. The value of the collateral including accrued interest is $278,800,077.
------------------------------------------------------------
Note 6. Capital
The Portfolio currently offers only Class A shares which are sold with a front-end sales charge of up to .99%. The Portfolio discontinued offering Class B shares on April 14, 1993. Class B shares automatically converted to Class A shares upon being held longer than one year from the date of purchase. Effective May 10, 1994, the remaining Class B shares converted to Class A shares. There are 500 million authorized shares of $.001 par value common stock divided into two classes, designated Class A and Class B common stock, each of which consists of 250 million authorized shares.
Transactions in shares of common stock for the fiscal years ended October 31, 1995 and 1994 were as follows:

Class A                                Shares          Amount
-----------------------------------  -----------    ------------
Year ended ended October 31, 1995:
Shares sold........................      922,436    $  1,641,348
Shares issued in reinvestment of
  dividends........................      672,620       1,196,085
Shares reacquired..................  (15,069,143)    (26,871,820)
                                     -----------    ------------
Net decrease in shares
  outstanding......................  (13,474,087)   $(24,034,387)
                                     -----------    ------------
                                     -----------    ------------
Year ended October 31, 1994:
Shares sold........................    1,787,071    $  3,241,520
Shares sold--conversion from Class
  B................................      844,439       1,580,500
Shares issued in reinvestment of
  dividends and distributions......    1,447,695       2,676,200
Shares reacquired..................  (43,793,517)    (80,885,842)
                                     -----------    ------------
Net decrease in shares
  outstanding......................  (39,714,312)   $(73,387,622)
                                     -----------    ------------
                                     -----------    ------------
Class B
-----------------------------------
Year ended October 31, 1994:
Shares issued in reinvestment of
  dividends........................        4,960    $      9,443
Shares reacquired..................     (236,484)       (446,458)
Shares reacquired--conversion into
  Class A..........................     (831,163)     (1,580,500)
                                     -----------    ------------
Net decrease in shares
  outstanding......................   (1,062,687)   $ (2,017,515)
                                     -----------    ------------
                                     -----------    ------------

--------------------------------------------------------------------------------
-----                                  8

                                          PRUDENTIAL GLOBAL LIMITED
                                          MATURITY FUND, INC.
Notes to Financial Statements             GLOBAL ASSETS PORTFOLIO
--------------------------------------------------------------------------------
Note 7. Proposed Reorganization
On September 28, 1995, the Directors approved an Agreement and Plan of Reorganization and Liquidation for the Portfolio (the ``Plan of Reorganization'') which provides for the transfer of substantially all of the assets and liabilities of the Portfolio to Prudential Global Limited Maturity Fund, Inc.-Limited Maturity Portfolio (``Limited Maturity''). Class A shares of the Portfolio would be exchanged at net asset value for Class A shares of equivalent value of Limited Maturity. The Portfolio would then cease operations. The Plan requires the approval of shareholders of the Portfolio to become effective and a proxy/prospectus was mailed to shareholders in November 1995.
If
the Plan is approved, it is expected that the reorganization will take place in January 1996. The Portfolio and Limited Maturity will each bear their pro rata share of the costs of the reorganization, including costs of proxy solicitation.
--------------------------------------------------------------------------------
                                                                         9 -----

                                          PRUDENTIAL GLOBAL LIMITED
                                          MATURITY FUND, INC.
Financial Highlights                      GLOBAL ASSETS PORTFOLIO
--------------------------------------------------------------------------------

                                                                    Class A
                                     Class B

--------------------------------------------------------------
-----------------------

                                              Year

            February 15,     November 1,      Ended
                                                          Year Ended
              1991(c)           1993         October
                                                          October 31,
              through          through         31,

---------------------------------------------     October 31,        May 9,
    -------
                                          1995        1994         1993
 1992           1991           1994(d)        1993
                                         -------     -------     --------
--------     ------------     -----------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period............................    $  1.80     $  1.88     $   1.89
$   2.00       $   2.00          $1.90        $  1.89
                                         -------     -------     --------
--------       --------          -----        -------
Income from investment operations
Net investment income................        .09         .08          .12
    .16            .12(b)         .04            .12
Net realized and unrealized loss on
   investment and foreign currency
   transactions......................       (.04)       (.07)        (.04)
   (.13)            --           (.03)          (.04)
                                         -------     -------     --------
--------       --------          -----        -------
   Total from investment
      operations.....................        .05         .01          .08
    .03            .12            .01            .08
                                         -------     -------     --------
--------       --------          -----        -------
Less distributions
Dividends from net investment
   income............................       (.03)         --         (.04)
   (.14)          (.12)            --           (.04)
Tax return of capital
   distributions.....................       (.05)       (.09)        (.05)
     --             --           (.05)          (.05)
                                         -------     -------     --------
--------       --------          -----        -------
   Total distributions...............       (.08)       (.09)        (.09)
   (.14)          (.12)          (.05)          (.09)
                                         -------     -------     --------
--------       --------          -----        -------
Contingent deferred sales charges
   collected.........................         --          --           --
     --             --            .03            .02
                                         -------     -------     --------
--------       --------          -----        -------
Net asset value, end of period.......    $  1.77     $  1.80     $   1.88
$   1.89       $   2.00          $1.89        $  1.90
                                         -------     -------     --------
--------       --------          -----        -------
                                         -------     -------     --------
--------       --------          -----        -------
TOTAL RETURN(e):.....................       3.08%       0.47%        4.36%
   1.46%          5.91%          2.33%          5.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......    $25,839     $50,537     $127,490
$113,412       $ 86,443             $0        $ 2,023
Average net assets (000).............    $34,926     $82,267     $153,339
$138,331       $ 23,224          $ 525        $52,653
Ratios to average net assets:
   Expenses, including distribution
      fees...........................       2.08%       1.73%        1.48%
   1.33%          1.25%(a)(b)     1.21%(a)      1.61%
   Expenses, excluding distribution
      fees...........................       1.58%       1.23%         .98%
    .83%           .75%(a)(b)     1.21%(a)       .98%
   Net investment income.............       5.23%       4.09%        6.44%
   8.16%          8.64%(a)(b)     4.48%(a)      6.31%

                                                    February 15,
                                                      1991(c)
                                                      through
                                                    October 31,
                                         1992           1991
                                       --------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period............................  $   2.00       $   2.00
                                       --------     ------------
Income from investment operations
Net investment income................       .15            .11(b)
Net realized and unrealized loss on
   investment and foreign currency
   transactions......................      (.13)            --
                                       --------     ------------
   Total from investment
      operations.....................       .02            .11
                                       --------     ------------
Less distributions
Dividends from net investment
   income............................      (.13)          (.11)
Tax return of capital
   distributions.....................        --             --
                                       --------     ------------
   Total distributions...............      (.13)          (.11)
                                       --------     ------------
Contingent deferred sales charges
   collected.........................        --             --
                                       --------     ------------
Net asset value, end of period.......  $   1.89       $   2.00
                                       --------     ------------
                                       --------     ------------
TOTAL RETURN(e):.....................      0.94%          5.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......  $199,890       $134,015
Average net assets (000).............  $248,941       $ 42,449
Ratios to average net assets:
   Expenses, including distribution
      fees...........................      1.83%          1.75%(a)(b)
   Expenses, excluding distribution
      fees...........................       .83%           .75%(a)(b)
   Net investment income.............      7.66%          8.21%(a)(b)
---------------

 (a) Annualized.
 (b) Net of expense subsidy.
 (c) Commencement of investment operations.
 (d) Last day of investment operations of Class B shares. On May 10, 1994, all existing Class B shares were converted to Class A shares.
 (e) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends. Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
-----                                  10     See Notes to Financial Statements.

                                          PRUDENTIAL GLOBAL LIMITED
                                          MATURITY FUND, INC.
Independent Auditors' Report              GLOBAL ASSETS PORTFOLIO
--------------------------------------------------------------------------------
The Shareholders and Board of Directors
Prudential Global Limited Maturity Fund, Inc.
Global Assets Portfolio
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Global Limited Maturity Fund, Inc., Global Assets Portfolio, as of October 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period February 15, 1991 (commencement of investment operations) to October 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on
a
test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Global Limited Maturity Fund, Inc., Global Assets Portfolio, as of October 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.
DELOITTE & TOUCHE LLP
New York, New York
December 13, 1995
--------------------------------------------------------------------------------
                                                                        11 -----

Getting The Most From Your
Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; But Is This Risk Worth It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.
A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292

Toll Free (800) 225-1852
Internet Address:
http:\\www.prudential.com

Directors
Stephen C. Eyre
Delayne D. Gold
Don G. Hoff
Harry A Jacobs, Jr.
Sidney R. Knafel
Robert E. LaBlanc
Thomas A. Owens, Jr.
Richard A. Redeker
Clay T. Whitehead

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Ellyn C. Acker, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributors
Prudential Mutual Fund Distributors, Inc.
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Shereff, Friedman, Hoffman & Goodman, LLP
919 Third Avenue
New York, NY 10022

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)
Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292
Toll Free (800) 225-1852

BULK RATE
U.S. POSTAGE
PAID
Permit 6807
New York, NY

74433F306        MF149E
                 Cat. #4443616










(ICON)
Prudential
Global
Limited
Maturity
Fund, Inc.

(Formerly Prudential Short-Term
Global Income Fund, Inc.)

Limited Maturity
Portfolio
(Formerly Short-Term Global
Income Portfolio)

ANNUAL
REPORT
Oct. 31, 1995
(LOGO)

Prudential Global Limited Maturity Fund, Inc.
Limited Maturity Portfolio

Performance At A Glance.

World bond markets were buoyed this year by steady, non-inflationary economic growth and action by the world's major central banks to actively support the U.S. dollar. As a result, we are pleased to report that the Prudential Global Limited Maturity Fund: Limited Maturity Portfolio performed well, significantly better than the average short-term world fund measured by Lipper Analytical Services for the 12-month period ended October 31, 1995.

Cumulative Total Returns1                               As of 10/31/95
                              One           Five           Since
                              Year          Years        Inception2
                 Class A       4.9%         22.8%        22.8%
                 Class B       4.6          18.3         18.3
                 Class C       4.6          N/A           5.4

Lipper Short World Multi
       Multi Market Avg3       3.2          21.2         21.1

Average Annual Total Returns1                            As of 9/30/95
                              One              Since
                              Year          Inception2
                 Class A       2.1%          3.5%
                 Class B       2.0           3.4
                 Class C       4.0           4.2

Past performance is not indicative of future results. Total return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account sales charges. The Fund charges a maximum front-end sales load of 3% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 3%, 2%, 1% and 1% over four years. Class C shares have a 1% CDSC for one year. Class B shares will automatically convert to Class A shares on a quarterly basis after approximately five years.

2Inception dates: 11/01/90 for Class A and Class B shares; 8/1/94 for Class C shares.

3This is the Short World Multi Market Income Average of 44 funds for one year
14 funds for five years and 10 funds since inception of Class A and Class B shares for the period ending 10/31/95 as measured by Lipper Analytical Services.

How Investments Compared.
(As of 10/31/95)
(CHART)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns to show that some of 1995's returns in the U.S. market (so far) are higher than normal. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long term growth but may be more volatile than larger capitalization stocks. Investors receive higher historical total returns from stocks than from most other investments.Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns are historically lower than those of stock funds.

Global Stock Funds will also fluctuate a great deal. Historically, foreign investments have offered greater returns than domestic investments. However, investments overseas are subject to political, social, and currency risks that may affect performance.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but their returns are generally among the lowest of the major investment categories.

Simon Wells and Gabriel Irwin, Fund Managers

Portfolio
Manager's Report

The Portfolio invests in debt securities denominated in the U.S. dollar and a range of foreign currencies, with each security generally maturing in no more than 10 years. In addition, the Portfolio may invest up to 15% of total assets in securities rated below investment grade, but with a minimum rating of B. The Portfolio is non-diversified, meaning it carries greater risk than investments held in a diversified portfolio.

Strategy Session.
The world's seven economic superpowers developed a coordinated program of U.S., German and Japanese central bank cooperation to support the ailing U.S. dollar against both the mark and yen, respectively. The U.S. and Japan also agreed to reduce the value of the yen in order to jump-start the Japanese economy.

This development, plus generally favorable economic conditions worldwide -- low inflation, moderate growth -- buoyed world bond markets, although there were significant differences between individual markets. For example, during the third quarter, Sweden was the strongest market returning 8.8%, followed by Spain with 5.9% and Denmark at 5.2%. In contrast, the U.S. performed relatively poorly, returning only 1.7% according to the J.P. Morgan Index. Only Japan and New Zealand produced lower returns.

In U.S. dollar terms, the market variance widened. Sweden finished at 14.3% with Japan finishing last, declining 12.7%. Several non-U.S. markets (Australia, Italy, Canada and Spain) also performed better than the U.S. market for the third calendar quarter.

Against this backdrop, our strategy has been to restructure the portfolio to take advantage of both the modestly bullish outlook for global bond yields and to capitalize on yield opportunities in Holland and Ireland.

A New Name.
The Prudential Global Limited Maturity Fund, Inc.: Limited Maturity Portfolio was formerly known as the Prudential Short-Term Global Income Fund, Inc.:
Short-Term Global Income Portfolio. The Portfolio's new name better reflects its investment policies -- the Board of Directors recently approved lengthening the Portfolio's weighted average maturity from not more than three years to more than two but less than five years.

What Went Well.

Europe Was Hot.
We sold holdings in the U.S., New Zealand and Canada and used the proceeds to take advantage of higher yields in Europe. Besides purchases in Holland and Ireland, we also bought in Spain and Italy.

These markets had lagged in recent months, leading us to believe that they offered the possibility of modest capital gains.

Emerging Markets.
We increased our exposure to U.S. dollar-denominated bonds in emerging markets throughout Central and South America to 11% from 2% of assets. We're biased toward higher quality, shorter maturity securities to limit risk. Our investments are spread across 10 issues from Argentina, Columbia, Mexico and other Latin American issuers.

As a result of these purchases, the portfolio's yield to maturity (for Class A shares) increased to 6.89% as October 31, 1995, up from 6.62% a year earlier.

As for currencies, we increased the dollar bloc weighting to 97% from 92% to reduce non-dollar currency risk and to avoid currency losses in a strong dollar environment. When the dollar rises against another currency, foreign-denominated holdings fall in value, which erodes returns for U.S. dollar-based investors..

Looking Ahead.
The outlook is positive for world bond markets. Inflation remains muted and growth in Western Europe appears to be steady to weak, which is positive for bonds. Short-term interest rates, especially in Europe, are likely to be eased in the coming months to counter these developing signs of weakness in the export sector.

As far as currencies are concerned, we believe that the German mark is somewhat overvalued against the U.S. dollar and that an adjustment will take place. We are therefore modestly bullish on the dollar and have constructed the portfolio accordingly.

Five Largest
Holdings.*

  10.2%               Irish Gov't. Bonds
   6.8%               New Zealand Gov't. Bonds
   6.4%               Bayerische Hypothelsen
                      Bank (United Kingdom)
   4.7%               Canadian Gov't. Bonds
   4.5%               Queensland Treasury
                      Corp. (Australia)

*Expressed as a percentage of total net assets as of 10/31/95. Portfolio holdings are subject to change.
------------------------------------------------------------------------------
                                                                             1

President's Letter
(PHOTO)
                                                            December 15, 1995
Dear Shareholder:

For many investors, 1995 was a profitable year -- most stock and bond funds enjoyed healthy returns from the U.S. markets. While climbing returns can tempt even the most skittish investors to start buying again, it is important to remember that the stock and bond markets go down just as they go up. At times like these, remember the importance of working with your Financial Advisor or Registered Representative to help you find investments that are consistent with your risk tolerance and time horizon. Your Financial Advisor or Registered Representative can help you maintain realistic expectations about both the potential performance and risks associated with your investments.

American Dream Savings Account.
The U.S. Congress is now considering one of the most significant and positive pieces of legislation to affect individual investors -- the American Dream Savings Account. This legislation may improve the traditional Individual Retirement Account (IRA) by allowing higher non- working spouse contributions as well as tax-free and penalty-free withdrawals from the account before age
59 1/2, for certain expenses. We will keep our Financial Advisors and Registered Representatives updated on the progress of this legislation, so call him or her to learn how you may benefit.

Shareholder Legislative Action Program.
From time to time we've be informing you about significant legislation before Congress, such as the American Dream Savings Account, that may potentially impact mutual fund investors. We want to make it easier for you to share your views with your Congressional member. So, beginning in 1996, your shareholder reports will contain postage-paid message cards that you simply drop in the mail if you want to let your senator or representative know how you feel about pending legislation.

Fund Profiles.
Over the past year, we've worked to make your shareholder reports more interesting, informative and easy to read. This year, we'll be turning our attention to "fund profiles." Some mutual fund companies now offer one to shareholders along with a full prospectus. The purpose of a fund profile is to provide a very brief, reader-friendly summary of a fund's objective, investments, risks and expenses. Would you like to see fund profiles from us? Please call your Financial Advisor or Registered Representative to share your views.

As always, thank you for your confidence in Prudential Mutual Funds.

Sincerely,

Richard A. Redeker
President
------------------------------------------------------------------------------
2

                                                      PRUDENTIAL GLOBAL LIMITED
                                                      MATURITY FUND, INC.
Portfolio of Investments as of October 31, 1995       LIMITED MATURITY PORTFOLIO
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Principal                                       US$
Amount                                          Value
(000)        Description                        (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--73.7%
------------------------------------------------------------
Australia--8.5%
A$     7,500 Queensland Treasury Corp.,
                8.00%, 5/14/97                  $  5,720,247
     6,000   South Australia Fin. Auth.,
                12.50%, 3/15/98                    5,000,723
                                                ------------
                                                  10,720,970
------------------------------------------------------------
Canada--5.9%
C$     8,000 Canadian Gov't. Bonds,
                6.25%, 2/1/98                      5,925,373
     2,000   Swedish National Hsg.,
                8.00%, 12/18/97                    1,516,791
                                                ------------
                                                   7,442,164
------------------------------------------------------------
Denmark--7.3%
DKr   50,000 Kingdom of Denmark,
                7.00%, 8/15/97                     9,281,857
------------------------------------------------------------
European Community--1.5%
ECU    1,481 Nacional Financiera SNC,
                10.25%, 3/11/97                    1,904,165
------------------------------------------------------------
Ireland--10.2%
IEP     7,500 Irish Gov't. Bonds,
                9.75%, 6/1/98                     12,898,059
------------------------------------------------------------
Italy--2.0%
L   4,000,000 Pepsico, Inc.,
                11.375%, 2/13/98                   2,517,486
------------------------------------------------------------
Netherlands--5.6%
NLG    9,000 Dutch Gov't. Bonds,
                6.25%, 7/15/98                     5,888,817
     2,000   Republic of Argentina,
                8.00%, 8/9/97                      1,244,837
                                                ------------
                                                   7,133,654
New Zealand--1.5%
NZ$    2,750 New Zealand Gov't. Bonds,
                10.00%, 7/15/97                 $  1,886,170
------------------------------------------------------------
Spain--4.4%
Pts   300,000 Kingdom of Spain,
                11.00%, 6/15/97                    2,482,937
   180,000   Republic of Argentina,
                12.80%, 12/9/97                    1,415,113
   200,000   Spanish Gov't. Bonds,
                11.45%, 8/30/98                    1,679,620
                                                ------------
                                                   5,577,670
------------------------------------------------------------
Sweden--3.6%
SKr    20,000 Kingdom of Sweden,
                10.75%, 1/23/97                    3,066,421
    10,000   Swedish Export Credit,
                7.875%, 7/2/97                     1,479,901
                                                ------------
                                                   4,546,322
------------------------------------------------------------
United Kingdom--7.6%
BP      2,000 Halifax Building Society,
                8.75%, 10/17/97                    3,238,822
     2,000   Kingdom of Denmark,
                6.75%, 8/24/98                     3,104,856
     2,000   United Kingdom Treasury Bonds,
                9.75%, 1/19/98                     3,332,409
                                                ------------
                                                   9,676,087
------------------------------------------------------------
United States--15.6%
Sovereign Bonds--11.8%
US$      600 Argentina Cedulas,
                Rural Mortgage Bonds,
                8.775%, 9/1/00                       463,500

--------------------------------------------------------------------------------
See Notes to Financial Statements.
3

                                                      PRUDENTIAL GLOBAL LIMITED
                                                      MATURITY FUND, INC.
Portfolio of Investments as of October 31, 1995       LIMITED MATURITY PORTFOLIO
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Principal                                       US$
Amount                                          Value
(000)        Description                        (Note 1)
------------------------------------------------------------
United States (cont'd.)
Sovereign Bonds (cont'd.)
US$    1,250 Bancomer SA,
                8.00%, 7/7/98                   $  1,126,563
     1,000   Cemex SA,
                8.875%, 6/10/98                      920,000
     1,500   Empresa De Petroleos,
                7.25%, 7/8/98                      1,470,000
     2,500   Empresas Louisiana Modern,
                10.25%, 11/12/97                   2,420,000
     3,000   Fomento Economico Mexicano SA,
                9.50%, 7/22/97                     2,917,500
     2,000   Madrid Comunidad,
                5.75%, 7/8/98                      1,982,500
     3,000   Republic of Finland,
                6.75%, 11/24/97                    3,056,250
       515   Trinidad & Tobago Republic,
                9.75%, 11/3/00                       533,025
                                                ------------
                                                  14,889,338
                                                ------------
Supranational Bond--0.6%
       800   Corporacion Andina de Formento,
                7.25%, 4/30/98                       801,200
                                                ------------
U.S. Government Obligations--3.2%
             United States Treasury Notes,
     2,000   5.875%, 8/15/98                       2,009,380
     2,000   6.125%, 9/30/00                       2,024,680
                                                ------------
                                                   4,034,060
                                                ------------
                                                  19,724,598
                                                ------------
             Total long-term investments
                (cost US$92,294,582)              93,309,202
                                                ------------
SHORT-TERM INVESTMENTS--23.1%+
------------------------------------------------------------
Canada--4.1%
             Canadian Treasury Bills,
US$    2,000 7.47%, 11/2/95*                       1,492,282
             Canadian Treasury Bills,
US$    2,000 6.83%, 11/2/95                     $  1,492,282
     3,000   8.09%, 2/1/96*                        2,205,716
                                                ------------
                                                   5,190,280
------------------------------------------------------------
Italy--4.0%
L   8,000,000 Export Finance of Norway,
                12.25%, 8/5/96                     5,032,466
------------------------------------------------------------
New Zealand--6.7%
NZ$   13,000 New Zealand Gov't. Bonds,
                8.00%, 11/15/95                    8,571,220
------------------------------------------------------------
Spain--1.0%
Pts   150,000 Nordic Investment Bank,
                13.80%, 11/30/95                   1,226,407
------------------------------------------------------------
United Kingdom--6.3%
BP      5,000 Bayerische Hypothelsen Bank,
                11.125%, 6/24/96                   8,077,353
------------------------------------------------------------
United States--1.0%
US$    1,240 Joint Repurchase Agreement
                Account,
                5.89%, 11/1/95, (Note 5)           1,240,000
                                                ------------
             Total short-term investments
                (cost US$30,215,855)              29,337,726
                                                ------------
------------------------------------------------------------
Total Investments--96.8%
             (cost $122,510,437; Note 4)         122,646,928
             Other assets in excess of
                liabilities--3.2%                  4,024,350
                                                ------------
             Net Assets--100%                   $126,671,278
                                                ------------
                                                ------------

---------------
Portfolio securities are classified by country according to the security's currency denomination.
* Percentage quoted represents yield to maturity as of purchase date.
--------------------------------------------------------------------------------
4                                             See Notes to Financial Statements.

                                                      PRUDENTIAL GLOBAL LIMITED
                                                      MATURITY FUND, INC.
Statement of Assets and Liabilities                   LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------

Assets
                               October 31, 1995
Investments, at value (cost
$122,510,437).................................................................
    $   122,646,928
Foreign currency, at value (cost
$6,615)..................................................................
          6,601
Interest
receivable...................................................................
 ....................            4,069,452
Forward currency contracts--net amount receivable from
counterparties.....................................            2,193,955
Receivable for Fund shares
sold...........................................................................
                870
Deferred expenses and other
assets........................................................................
              8,876

                                 ----------------
   Total
assets.......................................................................
 ....................          128,926,682

                                 ----------------
Liabilities
Forward currency contracts--net amount payable to
counterparties..........................................            1,357,093
Payable for Fund shares
reacquired...................................................................
 .....              366,731
Dividends
payable......................................................................
 ...................              196,380
Accrued
expenses.....................................................................
 .....................              172,944
Due to
Distributors.................................................................
 ......................               72,840
Due to
Manager......................................................................
 ......................               60,342
Withholding taxes
payable......................................................................
 ...........               29,074

                                 ----------------
   Total
liabilities..................................................................
 ....................            2,255,404

                                 ----------------
Net
Assets.......................................................................
 .........................      $   126,671,278

                                 ----------------

                                 ----------------
Net assets were comprised of:
   Common stock, at
par..........................................................................
 .........      $        15,055
   Paid-in capital in excess of
par.......................................................................
     177,857,942

                                 ----------------

                                     177,872,997
   Accumulated distributions in excess of net investment
income...........................................          (12,026,744)
   Accumulated net realized loss on
investments...........................................................
 (40,174,198)
   Net unrealized appreciation on investments and foreign
currencies......................................              999,223

                                 ----------------
Net assets, October 31,
1995.........................................................................
 .....      $   126,671,278

                                 ----------------

                                 ----------------
Class A:
   Net asset value and redemption price per share
      ($18,216,421 / 2,171,015 shares of common stock issued and
outstanding).............................                 $8.39
   Maximum sales charge (3.00% of offering
price).........................................................
   .26

                                 ----------------
   Maximum offering price to
public.......................................................................
               $8.65

                                 ----------------

                                 ----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($108,454,102 / 12,883,781 shares of common stock issued and
outstanding)...........................                 $8.42

                                 ----------------

                                 ----------------
Class C:
   Net asset value, offering price and redemption price per share
      ($755 / 89.65 shares of common stock issued and
outstanding)........................................                 $8.42

                                 ----------------

                                 ----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.
5

PRUDENTIAL GLOBAL LIMITED
MATURITY FUND, INC.
LIMITED MATURITY PORTFOLIO
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                         October 31, 1995
Income
   Interest................................     $ 13,462,020
                                              ----------------
Expenses
   Distribution fee--Class A...............           30,229
   Distribution fee--Class B...............        1,044,370
   Management fee..........................          876,711
   Custodian's fees and expenses...........          280,000
   Transfer agent's fees and expenses......          271,000
   Reports to shareholders.................          102,000
   Registration fees.......................           46,000
   Amortization of organization expenses...           40,000
   Directors' fees and expenses............           37,000
   Audit fees and expenses.................           36,000
   Legal fees and expenses.................           18,000
   Miscellaneous...........................           11,202
                                              ----------------
      Total expenses.......................        2,792,512
                                              ----------------
Net investment income......................       10,669,508
                                              ----------------
Realized and Unrealized
Gain (Loss) on Investments and
Foreign Currency Transactions
Net realized gain (loss) on:
   Investment transactions.................       (4,592,543)
   Foreign currency transactions...........          715,828
   Written option transactions.............         (800,657)
                                              ----------------
                                                  (4,677,372)
                                              ----------------
Net change in unrealized appreciation/depreciation of:
   Investments.............................       (1,264,463)
   Foreign currencies......................        1,404,033
                                              ----------------
                                                     139,570
                                              ----------------
Net loss on investments and foreign
   currencies..............................       (4,537,802)
                                              ----------------
Net Increase in Net Assets
Resulting from Operations..................     $  6,131,706
                                              ----------------
                                              ----------------

PRUDENTIAL GLOBAL LIMITED
MATURITY FUND, INC.
LIMITED MATURITY PORTFOLIO
Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

Increase (Decrease)                     Year Ended October 31,
in Net Assets                          1995                1994
Operations
   Net investment income.......    $ 10,669,508        $  22,096,655
   Net realized loss on
      investments and foreign
      currency transactions....      (4,677,372)         (35,450,639)
   Net change in unrealized
      appreciation/depreciation
      of investments and
      foreign currencies.......         139,570            5,768,258
                                 ----------------    -----------------
Net increase (decrease) in net
   assets resulting from
   operations..................       6,131,706           (7,585,726)
                                 ----------------    -----------------
Net equalization debits........        (165,706)                  --
                                 ----------------    -----------------
Dividends and distributions (Note 1)
   Dividends from net
      investment income
      Class A..................      (1,153,940)                  --
      Class B..................      (7,189,730)                  --
      Class C..................             (76)                  --
                                 ----------------    -----------------
                                     (8,343,746)                  --
                                 ----------------    -----------------
   Tax return of capital
      distributions
      Class A..................        (212,807)          (2,411,703)
      Class B..................      (1,325,913)         (15,406,444)
      Class C..................             (14)                  --
                                 ----------------    -----------------
                                     (1,538,734)         (17,818,147)
                                 ----------------    -----------------
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares
      sold.....................      10,196,786           11,205,281
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions............       5,727,225           10,703,295
   Cost of shares reacquired...    (103,144,120)        (213,168,513)
                                 ----------------    -----------------
Net decrease in net assets from
   Fund share transactions.....     (87,220,109)        (191,259,937)
                                 ----------------    -----------------
Total decrease.................     (91,136,589)        (216,663,810)
Net Assets
Beginning of year..............     217,807,867          434,471,677
                                 ----------------    -----------------
End of year....................    $126,671,278        $ 217,807,867
                                 ----------------    -----------------
                                 ----------------    -----------------

--------------------------------------------------------------------------------
6                                             See Notes to Financial Statements.

                                                      PRUDENTIAL GLOBAL LIMITED
                                                      MATURITY FUND, INC.
Notes to Financial Statements                         LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
Prudential Global Limited Maturity Fund, Inc., formerly known as Prudential Short-Term Global Income Fund, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund consists of two series, namely: Limited Maturity Portfolio, formerly known as Short-Term Global Income Portfolio and Global Assets Portfolio. The Fund was incorporated in Maryland on February 21, 1990 and had no significant operations other than the issuance of 5,000 shares each of Class A and Class B common stock of the Limited Maturity Portfolio for $100,000 on September 21, 1990 to Prudential Mutual Fund Management, Inc. (``PMF''). The Limited Maturity Portfolio (the ``Portfolio'') commenced investment operations on November 1, 1990. The investment objective of the Portfolio is to maximize total return, the components of which are current income and capital appreciation, by investing primarily in a portfolio of investment grade debt securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country or industry.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Portfolio in the preparation of its financial statements. Securities Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Government securities for which quotations are available will be based on prices provided by an independent pricing service or principal market makers. Other portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the average of the quoted bid and asked prices provided by an independent pricing service or by principal market makers. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;
(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the fiscal year. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains/losses on investment transactions.
Net realized gain on foreign currency transactions represents net foreign exchange gains or losses from sales and maturities of short-term securities, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at fiscal year end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currencies.
--------------------------------------------------------------------------------

                                                      PRUDENTIAL GLOBAL LIMITED
                                                      MATURITY FUND, INC.
Notes to Financial Statements                         LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on
written options is presented separately as net realized gain (loss) on written option transactions.
The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an
option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
Equalization: The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Fund's shares. Dividends and Distributions: The Fund declares daily and pays dividends from book basis net investment income monthly and makes distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.
Reclassification of Capital Accounts: The Portfolio accounts and reports for distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase accumulated distributions in excess of net investment income and decrease accumulated net realized loss on investments by $3,211,158. This was primarily the result of net foreign currency losses incurred for the fiscal year ended October 31, 1995. Net investment income, net realized gains and net assets were not affected by this change. Included in accumulated
--------------------------------------------------------------------------------
8

                                                      PRUDENTIAL GLOBAL LIMITED
                                                      MATURITY FUND, INC.
Notes to Financial Statements                         LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
distributions in excess of net investment income as of October 31, 1995 is $11,290,809 of equalization debits.
Federal Income Taxes: For federal income tax purposes, each portfolio in the Fund is treated as a separate taxpaying entity. It is the Portfolio's intent to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Deferred Organization Expenses: Approximately $200,000 of organization and initial registration costs were incurred. These costs have been deferred and amortized over the 60 month period ended October 1995. PMF had agreed not to redeem the 10,000 shares purchased until all organization expenses have been amortized.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly at an annual rate of .55 of 1% of the average daily net assets of the Portfolio.
The Portfolio has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund. The Portfolio reimburses PMFD and compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''). The distribution fees are accrued daily and payable monthly.
Pursuant to the Class A Plan, the Portfolio reimburses PMFD for its expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. Such expenses under the Class
A
Plan were .15 of 1% of the average daily net assets of the Class A shares for the year ended October 31, 1995. PMFD pays various broker-dealers, including PSI and Pruco Securities Corporation (``Prusec''), affiliated broker-dealers, for account servicing fees and other expenses incurred by such broker-dealers. Pursuant to the Class B and C Plans, the Portfolio compensates PSI for distribution-related activities at an annual rate of up to 1% of the average daily net assets of both the Class B and C shares. Such expenses under the Class B and Class C Plans were both charged at .75 of 1% of the average daily net assets of the Class B and Class C shares for the year ended October 31, 1995. PMFD has advised the Portfolio that it has received approximately $4,900 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 1995. From these fees, PMFD paid such sales charges to dealers which in turn paid commissions to salespersons.
PSI has advised the Portfolio that for the year ended October 31, 1995, it received approximately $363,000 in contingent deferred sales charges imposed upon certain redemptions by Class B shareholders.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS'') a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the year ended October 31, 1995, the Portfolio incurred fees of approximately $235,800 for the services of PMFS. As of October 31, 1995, approximately $15,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
--------------------------------------------------------------------------------

                                                      PRUDENTIAL GLOBAL LIMITED
                                                      MATURITY FUND, INC.
Notes to Financial Statements                         LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments and options, for the year ended October 31, 1995 aggregated $186,919,204 and $223,087,468, respectively.
The United States federal income tax basis of the Fund's investments at October 31, 1995 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation of investments, for United States federal income tax purposes was $136,491 (gross unrealized appreciation--$1,437,677; gross unrealized depreciation--$1,301,186).
For federal income tax purposes, the Portfolio had a capital loss carryforward as of October 31, 1995, of approximately $40,174,000 of which $26,697,000 expires in 2001, $12,011,000 expires in 2002 and $1,466,000 expires in 2003.
Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.
Transactions in options written during the year ended October 31, 1995 were as follows:

                                        Number of
                                        Contracts     Premiums
                                          (000)       Received
                                        ----------    ---------
Options outstanding at October 31,
  1994                                          --           --
Options written                             24,626    $ 168,894
Options terminated in closing purchase
  transactions                             (24,626)    (168,894)
                                        ----------    ---------
Options outstanding at October 31,
  1995                                          --           --
                                        ----------    ---------
                                        ----------    ---------

At October 31, 1995, the Portfolio had outstanding forward currency contracts, both to purchase and sell foreign currencies, as follows:

                              Value at
Foreign Currency           Settlement Date     Current     Appreciation
Purchase Contracts             Payable          Value      (Depreciation)
-------------------------- ---------------   -----------   -----------
Australian Dollars,
  expiring 11/27/95.......   $   551,934     $   561,802   $    9,868
British Pounds,
  expiring 11/27/95.......     5,040,254       5,029,861      (10,393 )
Deutschemarks,
  expiring
  11/1-11/27/95...........     8,946,809       9,119,855      173,046
Spanish Pesetas,
  expiring 11/2/95........    14,160,300      15,261,971    1,101,671
                           ---------------   -----------   -----------
                             $28,699,297     $29,973,489   $1,274,192
                           ---------------   -----------   -----------
                           ---------------   -----------   -----------

                              Value at
Foreign Currency           Settlement Date     Current     Appreciation
Sale Contracts               Receivable         Value      (Depreciation)
-------------------------- ---------------   -----------   -----------
British Pounds,
  expiring 11/27/95.......   $16,528,877     $16,456,570   $   72,307
Canadian Dollars,
  expiring 11/2/95........     6,330,818       6,492,473     (161,655 )
Deutschemarks,
  expiring
  11/1-11/27/95...........    14,991,107      14,638,066      353,041
European Currency Unit,
  expiring 11/27/95.......     1,984,835       1,957,999       26,836
French Francs,
  expiring
  11/27/95-9/16/96........     2,619,630       2,733,854     (114,224 )
Irish Punts,
  expiring 11/27/95.......    12,835,271      12,750,314       84,957
Netherland Guilders,
  expiring 11/27/95.......    10,912,473      10,698,268      214,205
Spanish Pesetas,
  expiring
  11/2-11/27/95...........    21,234,833      22,145,361     (910,528 )
Swedish Krona,
  expiring 11/27/95.......     4,792,141       4,794,410       (2,269 )
                           ---------------   -----------   -----------
                             $92,229,985     $92,667,315   $ (437,330 )
                           ---------------   -----------   -----------
                           ---------------   -----------   -----------

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Portfolio, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of October 31, 1995, the Portfolio has a 0.13% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Portfolio represents $1,240,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:
Bear, Stearns & Co., 5.875%, in the principal amount of $273,000,000, repurchase price $273,044,552, due 11/1/95. The value of the collateral including accrued interest is $278,800,077.
Goldman, Sachs & Co., 5.88%, in the principal amount of $273,000,000, repurchase price $273,044,590, due 11/1/95. The value of the collateral including accrued interest is $278,460,050.
--------------------------------------------------------------------------------
10

                                                      PRUDENTIAL GLOBAL LIMITED
                                                      MATURITY FUND, INC.
Notes to Financial Statements                         LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
CS First Boston Corp., 5.90%, in the principal amount of $273,000,000, repurchase price $273,044,742, due 11/1/95. The value of the collateral including accrued interest is $278,529,780.
Smith Barney, Shearson Inc., 5.93%, in the principal amount of $114,753,000, repurchase price $114,771,902, due 11/1/95. The value of the collateral including accrued interest is $117,048,982.
------------------------------------------------------------
Note 6. Capital
The Portfolio offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.
The Fund has authorized 1.5 billion shares of common stock at $.001 par value per share equally divided into Class A, B and C shares. Of the 15,054,886 shares of common stock issued and outstanding at October 31, 1995, PMF owned 10,000 shares.
Transactions in shares of common stock for the fiscal years ended October 31, 1995 and 1994 were as follows:

Class A                               Shares          Amount
----------------------------------  -----------    -------------
Year ended October 31, 1995:
Shares sold.......................    1,053,579    $   8,628,977
Shares issued in reinvestment of
  dividends and distributions.....       92,661          767,975
Shares reacquired.................   (3,098,461)     (25,766,282)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............   (1,952,221)     (16,369,330)
Shares issued upon conversion from
  Class B.........................      753,377        6,258,466
                                    -----------    -------------
Net decrease in shares
  outstanding.....................   (1,198,844)   $ (10,110,864)
                                    -----------    -------------
                                    -----------    -------------
Year ended October 31, 1994:
Shares sold.......................      551,897    $   4,763,324
Shares issued in reinvestment of
  dividends and distributions.....      194,713        1,743,925
Shares reacquired.................   (3,776,033)     (34,191,806)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................   (3,029,423)   $ (27,684,557)
                                    -----------    -------------
                                    -----------    -------------
Class B                               Shares          Amount
----------------------------------  -----------    -------------
Year ended October 31, 1995:
Shares sold.......................      185,701    $   1,562,291
Shares issued in reinvestment of
  dividends and distributions.....      592,358        4,959,179
Shares reacquired.................   (9,224,908)     (77,372,755)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............   (8,446,849)     (70,851,285)
Shares reacquired upon conversion
  into Class A....................     (751,567)      (6,258,466)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................   (9,198,416)   $ (77,109,751)
                                    -----------    -------------
                                    -----------    -------------
Year ended October 31, 1994:
Shares sold.......................      710,218    $   6,441,757
Shares issued in reinvestment of
  dividends and distributions.....    1,001,413        8,959,370
Shares reacquired.................  (20,015,210)    (178,976,707)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................  (18,303,579)   $(163,575,580)
                                    -----------    -------------
                                    -----------    -------------
Class C
----------------------------------
Year ended October 31, 1995:
Shares sold.......................          664    $       5,518
Shares issued in reinvestment of
  dividends and distributions.....            9               71
Shares reacquired.................         (606)          (5,083)
                                    -----------    -------------
Net increase in shares
  outstanding.....................           67    $         506
                                    -----------    -------------
                                    -----------    -------------
August 1, 1994* through
  October 31, 1994:
Shares sold.......................           23    $         200
                                    -----------    -------------
Increase in shares outstanding....           23    $         200
                                    -----------    -------------
                                    -----------    -------------

---------------
* Commencement of offering of Class C shares.
------------------------------------------------------------
Note 7. Proposed Reorganization
On September 28, 1995, the Directors of the Fund approved an Agreement and Plan of Reorganization (the ``Plan'') which provides for the transfer of substantially all of the assets and liabilities of the Global Assets Portfolio to the Limited Maturity Portfolio. Class A shares of the Global Assets Portfolio would be exchanged at net asset value for Class A shares of equivalent value of Limited Maturity Portfolio. The Global Assets Portfolio would then cease operations.
The Plan requires the approval of shareholders of the Global Assets Portfolio to
become effective and a proxy/prospectus was mailed to shareholders in November 1995. If the Plan is approved, it is expected that the reorganization will take place in January 1996. The Global Assets Portfolio and Limited Maturity Portfolio will each bear their pro rata share of the costs of the reorganization, including costs of proxy solicitation.
--------------------------------------------------------------------------------

                                                      PRUDENTIAL GLOBAL LIMITED
                                                      MATURITY FUND, INC.
Financial Highlights                                  LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                      Class A

---------------------------------------------------------
                                                              Year Ended October
31,

---------------------------------------------------------
                                              1995        1994        1993
    1992         1991
                                             -------     -------     -------
  --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........   $  8.56     $  9.29     $  9.16
  $   9.97     $  10.00
                                             -------     -------     -------
  --------     --------
Income from investment operations
Net investment income.....................       .61         .70         .97
       .96         1.03
Net realized and unrealized loss on
   investment and foreign currency
   transactions...........................      (.21)       (.86)       (.26)
      (.95)        (.02)
                                             -------     -------     -------
  --------     --------
   Total from investment operations.......       .40        (.16)        .71
       .01         1.01
                                             -------     -------     -------
  --------     --------
Less distributions
Dividends from net investment income......      (.48)         --        (.58)
      (.82)       (1.03)
Tax return of capital distributions.......      (.09)       (.57)         --
        --           --
Distributions from net capital gains......        --          --          --
        --         (.01)
                                             -------     -------     -------
  --------     --------
   Total distributions....................      (.57)       (.57)       (.58)
      (.82)       (1.04)
                                             -------     -------     -------
  --------     --------
Net asset value, end of year..............   $  8.39     $  8.56     $  9.29
  $   9.16     $   9.97
                                             -------     -------     -------
  --------     --------
                                             -------     -------     -------
  --------     --------
TOTAL RETURN(a):..........................      4.92%      (1.89)%      7.96%
     (0.07)%      10.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).............   $18,216     $28,841     $59,458
  $101,358     $105,148
Average net assets (000)..................   $20,153     $38,000     $70,347
  $119,171      $51,830
Ratios to average net assets:
   Expenses, including distribution
      fees................................      1.21%       1.17%       1.02%
      1.08%        1.01%
   Expenses, excluding distribution
      fees................................      1.06%       1.02%        .87%
       .93%         .86%
   Net investment income..................      7.25%       7.67%      10.81%
      9.93%       10.23%
Portfolio turnover rate...................       199%        232%        307%
       180%          66%

---------------
 (a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
12                                            See Notes to Financial Statements.

                                                      PRUDENTIAL GLOBAL LIMITED
                                                      MATURITY FUND, INC.
Financial Highlights                                  LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                       Class B
                                Class C

------------------------------------------------------------     -----------

                                  Year
                                                                Year Ended
October 31,                           Ended

------------------------------------------------------------     October 31,
                                               1995         1994         1993
       1992         1991          1995
                                             --------     --------     --------
   --------     --------      ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......   $   8.56     $   9.29     $   9.16
   $   9.97     $  10.00       $  8.56
                                             --------     --------     --------
   --------     --------      --------
Income from investment operations
Net investment income.....................        .56          .62          .88
        .88          .95           .54
Net realized and unrealized loss on
   investment and foreign currency
   transactions...........................       (.19)        (.86)        (.26)
      (.95)        (.02)         (.17)
                                             --------     --------     --------
   --------     --------      --------
   Total from investment operations.......        .37         (.24)         .62
       (.07)         .93           .37
                                             --------     --------     --------
   --------     --------      --------
Less distributions
Dividends from net investment income......       (.43)          --         (.49)
      (.74)        (.95)         (.43)
Tax return of capital distributions.......       (.08)        (.49)          --
         --           --          (.08)
Distributions from net capital gains......         --           --           --
         --         (.01)           --
                                             --------     --------     --------
   --------     --------      --------
   Total distributions....................       (.51)        (.49)        (.49)
      (.74)        (.96)         (.51)
                                             --------     --------     --------
   --------     --------      --------
Net asset value, end of period............   $   8.42     $   8.56     $   9.29
   $   9.16     $   9.97       $  8.42
                                             --------     --------     --------
   --------     --------      --------
                                             --------     --------     --------
   --------     --------      --------
TOTAL RETURN(a):..........................       4.60%       (2.62)%       7.00%
     (0.86)%       9.51%         4.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........   $108,454     $188,966     $375,013
   $606,899     $669,086          $755(d)
Average net assets (000)..................   $139,248     $281,143     $474,175
   $814,734     $349,607        $1,461(d)
Ratios to average net assets:
   Expenses, including distribution
      fees................................       1.83%        1.97%        1.87%
      1.93%        1.87%         1.70%
   Expenses, excluding distribution
      fees................................       1.08%        1.02%         .87%
       .93%         .87%          .95%
   Net investment income..................       6.61%        6.82%        9.42%
      9.05%        9.46%         6.43%
Portfolio turnover rate...................        199%         232%         307%
       180%          66%          199%

                                             August 1,
                                              1994(c)
                                              Through
                                            October 31,
                                               1994
                                            -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......   $    8.61
                                            -----------
Income from investment operations
Net investment income.....................         .14
Net realized and unrealized loss on
   investment and foreign currency
   transactions...........................        (.06)
                                            -----------
   Total from investment operations.......         .08
                                            -----------
Less distributions
Dividends from net investment income......          --
Tax return of capital distributions.......        (.13)
Distributions from net capital gains......          --
                                            -----------
   Total distributions....................        (.13)
                                            -----------
Net asset value, end of period............   $    8.56
                                            -----------
                                            -----------
TOTAL RETURN(a):..........................        0.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........        $200(d)
Average net assets (000)..................        $199(d)
Ratios to average net assets:
   Expenses, including distribution
      fees................................         .93%(b)
   Expenses, excluding distribution
      fees................................         .18%(b)
   Net investment income..................        7.02%(b)
Portfolio turnover rate...................         232%

---------------
 (a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (b) Annualized.
 (c) Commencement of offering of Class C shares.
 (d) Figures are actual and not rounded to the nearest thousand.
--------------------------------------------------------------------------------
See Notes to Financial Statements.
13

                                                      PRUDENTIAL GLOBAL LIMITED
                                                      MATURITY FUND, INC.
Independent Auditors' Report                          LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
The Shareholders and Board of Directors
Prudential Global Limited Maturity Fund, Inc.
Limited Maturity Portfolio
   We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Global Limited Maturity Fund, Inc., Limited Maturity Portfolio, as of October 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on
a
test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Global Limited Maturity Fund, Inc., Limited Maturity Portfolio, as of October 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.
DELOITTE & TOUCHE LLP
New York, New York
December 13, 1995
--------------------------------------------------------------------------------
14

Getting
The Most
From Your
Prudential
Mutual
Fund

Change Your Mind.
You can exchange your shares in most Prudential Mutual Funds for shares in most other Prudential Mutual Funds, without charges. This may be most helpful if your investment needs change.

Reinvest Dividends Free Of Charge.
Reinvest your dividends and/or capital gains distributions automatically -- without charge.

Invest For Retirement.
There is no minimum investment for an IRA. Plus, you defer taxes on your investment earnings by investing in an IRA.

If you'd like, you can contribute up to $2,000 a year in an IRA. If you are married, you and your spouse (if not working outside the home) can contribute up to $2,250 a year. (Withdrawals are taxed as ordinary income and may be subject to a 10% penalty prior to age 59 1/2.)

Change Your Job.
You can take your pension with you. Use a rollover IRA to manage your company-sponsored retirement plan while retaining the special tax-deferred advantages.

Invest In Your Children.
There's no fee to open a custodial account for a child's education or other needs.

Take Income.
Would you like to receive monthly or quarterly checks in any amount from your fund account? Just let us know. We'll take care of it. Of course, there are minimum amounts. And shares redeemed may be subject to tax, and Class B and C shares may be subject to contingent deferred sales charges. We'll gladly answer your questions.

Keep Informed.
We want to keep you up-to-date. Of course, you receive account activity statements every quarter. But you also receive annual and semi-annual fund reports, as well as other important updates on events that affect your investments, including tax information.

This material is only authorized for distribution when preceded or accompanied by a current prospectus. Read the prospectus carefully before you invest or send money.

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292

Toll Free (800) 225-1852
Internet Address:
http:\\www.prudential.com

Directors
Stephen C. Eyre
Delayne D. Gold
Don G. Hoff
Harry A Jacobs, Jr.
Sidney R. Knafel
Robert E. LaBlanc
Thomas A. Owens, Jr.
Richard A. Redeker
Clay T. Whitehead

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Ellyn C. Acker, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributors
Prudential Mutual Fund Distributors, Inc.
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Shereff, Friedman, Hoffman & Goodman, LLP
919 Third Avenue
New York, NY 10022

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The Prudential Global Limited Maturity Fund, Inc.: Limited Maturity Portfolio J.P. Morgan Global Short-Term Index

The Prudential Global Limited Maturity Fund, Inc. and the
J.P. Morgan Global ST Index: Comparing a $10,000 Investment.

Class A
Average Annual
Total Returns
With Sales Load
3.6% Since Inception
3.6% for 5 Years
1.8% for 1 Year

Without Sales Load
4.2% Since Inception
4.2% for 5 Years
4.9% for 1 Year
(CHART)

Class B
Average Annual
Total Returns
With Sales Load
3.4% Since Inception
3.4% for 5 Years
1.6% for 1 Year

Without Sales Load
3.4% Since Inception
3.4% for 5 Years
4.6% for 1 Year
(CHART)

Class C
Average Annual
Total Returns
With Sales Load
4.3% Since Inception
3.6% for 1 Year

Without Sales Load
4.3% Since Inception
4.6% for 1 Year
(CHART)

Past performance is not indicative of future of results. Investment return and principal will fluctuate so an investor s shares, when redeemed, may be worth more or less than their original cost. The charts on the right are designed to give you an idea how of how much the Portfolio s returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual returns since the inception of Class A and B shares on November 1, 1990.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Global Limited Maturity Fund:
Limited Maturity Portfolio (Class A, Class B and Class C) with a similar investment in the J.P. Morgan Global Short-Term Index (GSTI) by portraying the initial account values and the commencement of operations of Class A, Class B and Class C shares and subsequent account values at the end of each fiscal year (October 31) beginning in 1990 for Class A and Class B shares and 1994 for Class C shares. For purposes of the graphs and unless otherwise indicated, the accompanying tables, it has been assumed that (a) the current maximum sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and C shares, assuming full redemption of shares on October 31, 1995; (c) all recurring fees (including management fees) were deducted; and (d)all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. This conversion feature is not reflected in above graphs.

The J.P. Morgan Global Short-Term Index is a weighted index of liquid, short-term government bonds of the following nations: Belgium, Sweden, Germany, Australia, Canada, Denmark, France, Italy, Japan, the Netherlands, Spain, the United States and the United Kingdom. The GSTI is an unmanaged index and changes in market capitalization in the GSTI are revised monthly. The GSTI does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities which comprise the GSTI may differ substantially from the securities held by the Portfolio. The GSTI is not the only index that may be used to characterize performance of global income funds and other indices may portray different comparative performance.

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